AS FILED WITH THE SECURITIES AND EXCHANGE
                                                  COMMISSION ON OCTOBER 28, 2003
                                       Securities Act Registration No. 333-75851
                               Investment Company Act Registration No. 811-09281



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.        __

         Post-Effective Amendment No.       4
                                            -
                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.                      5
                                            -

                          HILLIARD LYONS RESEARCH TRUST
               (Exact Name of Registrant as Specified in Charter)
                              501 SOUTH 4TH STREET
                           LOUISVILLE, KENTUCKY 40202
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's Telephone Number, Including Area Code: (800) 444-1854

                              JOSEPH C. CURRY, JR.
                        J.J.B. HILLIARD, W.L. LYONS, INC.
                              501 SOUTH 4TH STREET
                           LOUISVILLE, KENTUCKY 40202
                     (Name and Address of Agent for Service)

                                    COPY TO:
                               DAVID STURMS, ESQ.
                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.
                            222 NORTH LASALLE STREET
                                   SUITE 2600
                          CHICAGO, ILLINOIS 60601-1003

It is proposed that this filing will become effective

  X    immediately upon filing pursuant to paragraph (b)
-----
       on _______ pursuant to paragraph (b)
-----
       60 days after filing pursuant to paragraph (a) (1)
-----
       75 days after filing pursuant to paragraph (a) (2)
-----
       on _____________ pursuant to paragraph (a) (2) of Rule 485.
-----

(LOGO)
HILLIARD LYONS
[GRAPHIC OMITTED]


SENBANC FUND

SENBANC


                                   PROSPECTUS
                                OCTOBER 28, 2003


                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                   APPROVED OR DISAPPROVED THESE SECURITIES OR
                    DETERMINED IF THIS PROSPECTUS IS TRUTHFUL
                     AND COMPLETE. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                      ----------------------------------------
                      NOT FDIC                 MAY LOSE VALUE
                      INSURED                NO BANK GUARANTEE
                      ----------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

                                 PRIVACY POLICY


o We do not sell, rent or otherwise provide customer information to outside companies so they can market non-financial services to you.

o When we identify a special opportunity that can be of benefit to you, we may enter into a joint marketing agreement with a financial institution to offer financial products such as credit cards or insurance. We give you the right to request that we not share your information under these circumstances.

o Within the family of PNC companies, we share information in order to provide you with a variety of benefits. You have the right to limit the sharing of certain financial profile and third party information within the PNC family of companies.

                      THIS IS NOT PART OF THE PROSPECTUS.

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                                        i

                                  SENBANC FUND
--------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------
TABLE OF CONTENTS   SENBANC FUND SUMMARY ..................................................... 1


                    PERFORMANCE .............................................................. 2

                    FEES & EXPENSES .......................................................... 4


                    SENBANC FUND ............................................................. 5
                       Investment Objective and Principal Types of Investments ............... 5
                       Investment Philosophy ................................................. 6
                       Main Risks ............................................................ 7
                       Other Types of Investments and Considerations ......................... 9


                    MANAGEMENT OF THE FUND ................................................... 9
                       Advisor ............................................................... 9
                       Portfolio Manager .....................................................10

                    SHAREHOLDER INFORMATION ..................................................10
                       Net Asset Value .......................................................10
                       How to Buy Shares .....................................................11
                       How to Sell (Redeem) Shares ...........................................13
                       Dividends, Distributions and Taxes ....................................15

                    DISTRIBUTION ARRANGEMENTS ................................................17
                       Distribution Agreement ................................................17
                       Sales Charges .........................................................17
                       Distribution Plan .....................................................19

                    FINANCIAL HIGHLIGHTS .....................................................21


                    FOR MORE INFORMATION ............................................ Back Cover
                    ----------------------------------------------------------------------------

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                                       ii

                                  SENBANC FUND
--------------------------------------------------------------------------------

SUMMARY           INVESTMENT OBJECTIVE

                  The Senbanc Fund (the "Fund") seeks long-term capital appreciation.

                  MAIN INVESTMENT STRATEGIES


                  Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as "Banks"). Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. The Fund generally invests in equity securities of Banks that have at least $500 million in consolidated total assets; however, the Fund's investments are not influenced by a Bank's market capitalization (large, medium or small).

                  Hilliard Lyons Research Advisors (the "Advisor"), a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons") and the investment advisor to the Fund, uses a value investment style for the Fund. The Advisor seeks to identify the most undervalued Banks by using an investment model that considers financial ratios and other quantitative information. Generally, such Banks have at least six years of current or predecessor operating history and well-managed organizations and operations. The Fund's portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.



                  MAIN RISKS OF INVESTING

                  Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other government entity. You could lose money by investing in the Fund. Your investment in the Fund is subject to the following main risks:

                  Market Risk:               The Fund is designed for long-term
                                             investors who can accept the risks
                                             of investing in a portfolio with
                                             significant holdings of equity
                                             securities. Equity securities tend
                                             to be more volatile than other
                                             investment choices, such as debt
                                             and money market instruments. The
                                             value of your investment may
                                             decrease in response to overall
                                             stock market movements or the value
                                             of individual securities held by
                                             the Fund.

--------------------------------------------------------------------------------
                                        1

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  Industry Concentration     Because the Fund concentrates in a
                   Risk:                     single industry (banking), its
                                             performance is largely dependent on
                                             that specific industry's
                                             performance, which may differ in
                                             direction and degree from that of
                                             the overall stock market. Volatile
                                             interest rates or deteriorating
                                             economic conditions can adversely
                                             affect the banking industry and,
                                             therefore, the performance of the
                                             equity securities of Banks.

                  Portfolio Management       The skill of the Advisor will play
                   Risk:                     a significant role in the Fund's
                                             ability to achieve its investment
                                             objective.

                  Smaller and Medium-Sized   Investment in smaller and
                   Company Risk:             medium-sized companies involves
                                             greater risk than investment in
                                             larger, more established companies.
                                             The equity securities of smaller
                                             and medium-sized companies often
                                             fluctuate in price to a greater
                                             degree than equity securities of
                                             larger, more mature companies. In
                                             addition, such companies may have
                                             more limited financial resources
                                             and less liquid trading markets for
                                             their securities.

                  Nondiversification         This is a nondiversified fund;
                   Risk:                     compared to other funds, the Fund
                                             may invest a greater percentage of
                                             its assets in a particular issuer
                                             or a small number of issuers. As a
                                             consequence, the Fund may be
                                             subject to greater risks and larger
                                             losses than diversified funds.


PERFORMANCE       The performance information shown below provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance for each full calendar year since the Fund commenced operations and by showing how the Fund's average annual returns compare with those of a relevant, broad-based benchmark, the S&P 500, as well as a bank-related benchmark. Sales loads are not reflected in the bar chart; if these amounts were reflected, returns would be less than those shown. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Fund.
                  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
                                        2

                                  SENBANC FUND
--------------------------------------------------------------------------------

                                 ANNUAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    16.46%            20.65%         19.80%

                     2000              2001           2002

                                PERFORMANCE YEAR


                    BEST QUARTER                WORST QUARTER
                    ------------                -------------
                       13.81%                      (5.94)%
               (September 30, 2000)          (September 30, 2002)

           YEAR TO DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 19.86%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02 (1)                                 1 YEAR   SINCE INCEPTION*
-----------------------------------------------                                --------------------------
Before Taxes                                                                    17.05%        12.67%
After Taxes on Distributions                                                    15.75%        11.27%
After Taxes on Distributions and Sale of Fund Shares                            11.31%         9.90%
Nasdaq Bank Index (2) (reflects no deduction for fees, expenses or taxes)        6.95%         7.98%
S&P 500 Index (3) (reflects no deduction for fees, expenses or taxes)          (22.10)%      (11.20)%

(1) The Fund's returns assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Nasdaq Bank Index is an unmanaged index of unlisted banks. The index returns assume reinvestment of all dividends.
(3) The S&P 500 Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends.
 *  The Fund's inception was on July 8, 1999.


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                                        3

                                  SENBANC FUND
--------------------------------------------------------------------------------


FEES &            INVESTOR EXPENSES
EXPENSES
                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Shareholder fees are paid directly from your investment. Annual Fund operating expenses are paid out of the Fund's assets and are reflected in the Fund's share price and dividends; therefore, such expenses are paid indirectly by shareholders.

                  SHAREHOLDER FEES (fees paid directly from your investment)
                    Maximum Sales Charge (load) Imposed on Purchases
                       (as a percentage of offering price) ..........................   2.25%(1)
                    Maximum Deferred Sales Charge (load) ............................   None(2)
                    Maximum Sales Charge (load) Imposed on Reinvested
                       Dividends and Other Distributions ............................   None
                    Redemption Fee ..................................................   None
                    Exchange Fee ....................................................   None
                  ANNUAL FUND OPERATING EXPENSES (expenses that are paid
                   out of the Fund's assets)
                    Management Fees .................................................   0.60%
                    Distribution (12b-1) Fees(3) ....................................   0.33%
                    Other Expenses ..................................................   0.71%
                                                                                        ----
                    Total Annual Fund Operating Expenses(4) .........................   1.64%
                                                                                        ----

                  (1) The Fund has a maximum front-end sales charge of 2.25%; however, cumulative investments of at least $500,000 over thirteen (13) months will be assessed a sales charge of 1.75% and cumulative investments of at least
                      $1,000,000 over thirteen (13) months will not be assessed a sales charge.
                      For more detailed information, refer to the section of this Prospectus titled "Distribution Arrangements."

                  (2) Purchases of $1,000,000 or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments, in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive, of reinvested dividends and capital gain distributions) or the total cost of such shares.

                  (3) Amount represents the actual distribution fees incurred for the fiscal year ended June 30, 2003. The Trustees have authorized a payment up to
                      0.60% of the Fund's average daily net assets annually.

                  (4) The Advisor has agreed to voluntarily cap the Fund's total annual operating expenses at 1.75% of the Fund's average daily net assets. The
                      Advisor may terminate the voluntary cap upon notice to the Board of
                      Trustees. The actual total annual fund operating expenses were below the
                      1.75% limit for the fiscal year ended June 30, 2003.


--------------------------------------------------------------------------------
                                        4

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  EXAMPLE

                  This hypothetical example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The example assumes that:

                      o  You invest $10,000 for the time periods indicated;

                      o You redeem all of your shares at the end of the periods shown;

                      o  Your investment has a 5% return each year; and

                      o The Fund's operating expenses remain the same.

                  Although actual annual returns and Fund operating expenses may be higher or lower, based on these assumptions, your costs would be:


                        1 YEAR         3 YEARS        5 YEARS        10 YEARS
                        ------         -------        -------        --------
                         $388           $731          $1,097          $2,125


SENBANC           The Fund is a series of the Hilliard Lyons Research Trust (the
FUND              "Trust"), an open-end management investment company.

                  INVESTMENT OBJECTIVE AND PRINCIPAL TYPES OF INVESTMENTS


                  The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as "Banks"). See, however, "Investment Philosophy" and "Cash Management and Temporary Defensive Investments" below. Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks, and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. A regional bank is one that provides full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), has assets that are primarily of domestic origin, and typically has a principal office outside of a large metropolitan area (e.g., New York City or Chicago). A money center bank is one with a strong international banking business and a significant percentage of international assets, and is typically located in a large metropolitan area. To the extent that the Fund invests in the equity securities of bank holding companies, a portion of the Fund's assets may be indirectly invested in nonbanking entities, since bank holding companies may derive a portion of their income from such entities.


--------------------------------------------------------------------------------
                                        5

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  Generally, the equity securities in which the Fund will invest are common stocks; however, the Fund may also at times acquire (through its common stock holdings) preferred stock, warrants, rights or other securities that are convertible into common stock. Although the Fund seeks opportunities for long-term capital appreciation, the Banks in which the Fund invests may also pay regular dividends.

                  The Board will provide shareholders of the Fund with at least 60 days prior notice of any change in the Fund's 80% investment policy.

                  INVESTMENT PHILOSOPHY

                  The Advisor uses a VALUE investment style for the Fund. The Advisor seeks to identify the most undervalued Banks on a monthly basis by using an investment model that generates information which allows the Advisor to compare its determinations of current net worth with the underlying market prices of Banks. The investment model considers financial ratios and other quantitative information in evaluating and rating Banks which generally have at least six years of current or predecessor operating history and well-managed organizations and operations. The Fund's portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.


                  The Advisor intends to build the Fund's portfolio by investing a portion of available cash each month, if practicable, in the top ten most undervalued Banks eligible for purchase, as determined by its investment model. Comparable dollar amounts will be invested in each of the top ten eligible Banks each month, insofar as liquidity of those issues and the liquid resources of the Fund allow. For example, at the current size of the Fund and its cash position the Fund seeks to invest $8,000,000 per month in the top ten eligible bank stocks as indicated by the model. This amount is allocated evenly among those ten banks. If the cash amount is less than $3,000,000 prior to the Fund investing each month, then no investment is made. The monthly investment target is calculated to be one sixth of the cash available to the Fund at the beginning of each month, to secure an expectation of continuous and consistent investment at a similar level for the next six months. So, $48,000,000 or more in cash available would indicate a continued rate of investment at $8,000,000. An increase of cash available above $54,000,000 would indicate a rate of investment at $9,000,000. An increase of cash available above $60,000,000 would indicate a rate of investment at $10,000,000, and so on. A decrease in cash available, for example below $48,000,000, would indicate a rate of investment at $7,000,000; cash available below $42,000,000 a rate of investment of $6,000,000, and so on. The disciplined approach seeks to assure a steady and constant rate of investment by the Fund, and seeks to avoid the weighting of investment in one particular month solely


--------------------------------------------------------------------------------
                                        6

                                  SENBANC FUND
--------------------------------------------------------------------------------


                  because of an increase or decrease in the flow of new money into the Fund. The Advisor generally does not expect significant turnover within the top ten most undervalued Banks from month to month. Therefore, limited turnover will lead to multiple purchases of the securities of the Banks that stay in the top ten for greater than one month. If the Fund receives significant net purchases, this disciplined method of investing may result in the Fund holding a greater percentage of its assets in cash or debt and money market instruments. As a result, THE FUND MAY, FROM TIME TO TIME, HOLD LESS THAN 80% of its net assets in securities of Banks.

                  Generally, securities in the Fund's portfolio will be sold when they are adequately valued (as determined by the investment model) and when the most recent purchase of a Bank's securities has been held for a minimum of twelve months. However, if a Bank has announced a major reorganization (e.g., merger or acquisition), the Fund will generally sell that Bank's securities regardless of the Bank's rating by the investment model or the length of time the Bank's securities have been held by the Fund. If a Bank is no longer evaluated by the investment model for any reason, the Bank's securities will be sold by the Fund. In addition, sales may be made in order to enhance the Fund's cash position in the case of unusually large redemption requests of the Fund's shares or as a temporary defensive measure, and such sales would be of those Bank securities then ranked as least undervalued.


                  The Advisor generally expects the Fund's portfolio to represent Banks of wide geographic dispersion within the United States. In addition, the Fund generally invests in equity securities of Banks which have at least $500 million in consolidated total assets; however, the Fund's investments are not influenced by a Bank's market capitalization (large, medium or small).

                  MAIN RISKS

                  All investments (including those in mutual funds) have risks, and you could lose money by investing in the Fund. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks entailed in investing in the equity securities of Banks. Of course, there can be no assurance that the Fund will achieve its objective.

                  Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other government entity. Because the Fund's investments are concentrated in the banking industry, an investment in the Fund may be subject to greater market fluctuations than an investment in a fund that does not concentrate in a particular industry. Thus, you should consider an investment in the Fund as only one portion of your overall investment portfolio.

--------------------------------------------------------------------------------
                                        7

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  MARKET RISK. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

                  INDUSTRY CONCENTRATION RISK. Since the Fund's investments will be concentrated in the banking industry, they will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry; therefore, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. The profitability of Banks is largely dependent upon the availability and cost of capital funds, and may show significant fluctuation as a result of volatile interest rate levels. Healthy economic conditions are important to the operations of Banks, and exposure to credit losses resulting from possible financial difficulties of borrowers can have an adverse effect on the financial performance and condition of Banks. In addition, despite some measure of deregulation, Banks are still subject to extensive governmental regulation which may limit their activities as well as the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged.

                  NONDIVERSIFICATION RISK. The Fund is NONDIVERSIFIED, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund will comply with diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. As a nondiversified fund, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.


                  SMALL COMPANY RISK. The Advisor may invest the Fund's assets in smaller and medium-sized companies. Investment in smaller companies involves greater risk than investment in larger companies. The stocks of smaller companies often fluctuate in price to a greater degree than stocks of larger companies. Smaller companies may have more limited financial resources and less liquid trading markets for their stock. The Fund's share price may experience greater volatility when the Fund is more heavily invested in smaller and medium-sized companies.


--------------------------------------------------------------------------------
                                        8

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  OTHER TYPES OF INVESTMENTS AND CONSIDERATIONS

                  CASH MANAGEMENT AND TEMPORARY DEFENSIVE INVESTMENTS. For cash management purposes, as part of the Advisor's disciplined investment approach or when the Advisor believes that market conditions warrant it (i.e., a temporary defensive position), the Fund may hold part or all of its assets in cash or debt and money market instruments. Except when pursuing such temporary defensive positions in response to cash flows, adverse market, economic, political or other conditions, the Fund's investment in debt, including money market instruments, will not exceed 20% of its net assets. Investments in debt and money market instruments will generally be limited to (1) obligations of the U.S. government, its agencies and instrumentalities; and (2) corporate notes, bonds and debentures rated at least AA by Standard & Poor's Corporation ("Standard & Poor's") or Aa by Moody's Investors Service ("Moody's") (see Appendix A to the Statement of Additional Information ("SAI") -- "Description of Securities Ratings").

                  Investments in debt and money market instruments are subject to interest rate risk and credit risk. In general, the market value of debt instruments in the Fund's portfolio will decrease as interest rates rise and increase as interest rates fall. In addition, to the extent the Fund invests in debt instruments, there is the risk that an issuer will be unable to make principal and interest payments when due. The risks of these types of investments and strategies are described further in the SAI. To the extent that the Fund holds cash or invests in debt and money market instruments (including for the purpose of pursuing a temporary defensive position), the Fund may not achieve its investment objective.

                  There are also specific restrictions on the Fund's investments. These restrictions are detailed in the SAI.


MANAGEMENT OF     ADVISOR
THE FUND
                  The Advisor, which is located at Hilliard Lyons Center, 501
                  South Fourth Street, Louisville, Kentucky 40202, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Board of Trustees. Hilliard Lyons, of which the Advisor is a division, is a registered investment advisor, registered broker-dealer and member firm of the New York Stock Exchange, Inc. ("NYSE"), other principal exchanges and the National Association of Securities Dealers, Inc. ("NASD"). Hilliard Lyons is an indirect, wholly owned subsidiary of The PNC Financial
                  Services Group, Inc. ("PNC"). PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United
                  States. PNC's address is One PNC Plaza, 249 Fifth Avenue,
                  Pittsburgh, Pennsylvania 15222-2707.

--------------------------------------------------------------------------------
                                        9

                                  SENBANC FUND
--------------------------------------------------------------------------------


                  Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854 and has been registered as an investment advisor since 1973. The Advisor also serves as investment advisor to the Hilliard Lyons Growth Fund, Inc., an open-end mutual fund with assets as of September 30, 2003 of approximately $40 million, and to the Hilliard Lyons Government Fund, Inc., an open-end money market mutual fund with assets as of September 30, 2003 of approximately $1.6 billion. As of September 30, 2003, Hilliard Lyons managed individual, corporate, fiduciary and institutional accounts with assets totaling approximately $3 billion. Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Advisor is paid a management fee at an annual rate of 0.60% of the Fund's average daily net assets. The Advisor has voluntarily agreed to waive its management fee and/or reimburse the Trust for expenses such that the Fund's total annual operating expenses for any year do not exceed 1.75% of average daily net assets. This arrangement may be terminated by the Advisor upon notice to the Board of Trustees. For the fiscal year ended June 30, 2003, the Advisor received $380,538.


                  PORTFOLIO MANAGER

                  Alan F. Morel is the portfolio manager of the Fund and the designer and originator of the proprietary programs that generate The Hilliard Lyons Bank Stock Index, upon which the Fund's investment model is based. Therefore, the investment success of the Fund will depend significantly on the efforts of Mr. Morel. Accordingly, the death, incapacity, removal or resignation of Mr. Morel could adversely affect the Fund's performance. Mr. Morel is a Vice President of Hilliard Lyons and has been employed by Hilliard Lyons as an analyst since 1976. Neither Hilliard Lyons nor the Advisor currently has a written employment agreement with Mr. Morel.



SHAREHOLDER       NET ASSET VALUE
INFORMATION
                  The price of Fund shares is based on the Fund's net asset value. The net asset value is determined as of the close of regular trading on the floor of the NYSE (4:00 p.m., Eastern time) on each day the NYSE is open for trading (referred to herein as a "business day"). Net asset value per share is determined by dividing the difference between the values of the Fund's assets and liabilities by the number of the Fund's shares outstanding. Investments that are traded on an exchange or in the over-the-counter market are generally valued based on the last sale price as of the close of regular trading on the NYSE. Securities traded on The Nasdaq Stock Market, Inc.
                  ("NASDAQ") are valued in accordance with the NASDAQ Official
                  Closing Price, which may not be the last sale price.
                  Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the mean between the closing bid and ask price.
                  Short-term obligations with maturities of 60 days or less are valued at


--------------------------------------------------------------------------------
                                       10

                                  SENBANC FUND
--------------------------------------------------------------------------------


                  amortized cost. Other securities for which market quotations are not readily available are valued at their fair value, as determined in good faith under procedures established by, and under the supervision and responsibility of, the Board of Trustees.


                  HOW TO BUY SHARES

                  GENERAL. Hilliard Lyons located at Hilliard Lyons Center, 501 South Fourth Street, Louisville, Kentucky 40202, is the distributor for the shares of the Fund. You may purchase or redeem Fund shares through a Hilliard Lyons investment broker. In addition, Hilliard Lyons may enter into selling agreements with authorized dealers and financial intermediaries (collectively referred to as "Authorized Dealers"), allowing Fund shares to be purchased and redeemed through such Authorized Dealers. The Fund may modify or waive its purchase and redemption procedures or requirements to facilitate any future selling agreements.

                  INITIAL PURCHASES. Fund shares may be purchased through a Hilliard Lyons investment broker or Authorized Dealer who will open an account, explain the shareholder services available from the Fund and answer any questions. The minimum initial investment for Fund shares is $250, and the minimum additional investment is $100. These minimums may be waived at the discretion of the Fund, and the Fund reserves the right to change its investment minimums without notice.


                  ADDITIONAL PURCHASE POLICIES. After you make your initial investment and your account is established, you may make additional purchases by telephoning your Hilliard Lyons investment broker or Authorized Dealer and placing an order. Purchase orders received by your Hilliard Lyons investment broker prior to "closing time" on any business day are executed at the public offering price determined that day. The public offering price is the Fund's net asset value per share plus the applicable front-end sales charge. Purchase orders received by an Authorized Dealer on any business day are executed at the public offering price determined that day, provided the order is received by the Authorized Dealer and transmitted to the Fund's transfer agent prior to "closing time" on that day. Authorized Dealers are responsible for transmitting purchase orders to the Fund's transfer agent promptly. The failure of an Authorized Dealer to promptly transmit an order may cause the purchase price to be more or less than the amount you otherwise would have paid. Purchase orders received after "closing time" or on a day that is not a business day are priced as of "closing time" on the next succeeding business day. "Closing time" is the close of regular trading on the NYSE (4:00 p.m., Eastern time) or such other day or time as the Fund's Trustees may establish in the future. The Fund reserves the right to reject any purchase orders for any reason.


--------------------------------------------------------------------------------
                                       11

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  You may pay for purchases with checks drawn on domestic offices of U.S. banks or with funds in brokerage accounts maintained with Hilliard Lyons or Authorized Dealers. If your check is subsequently dishonored, your Hilliard Lyons investment broker or Authorized Dealer may have the right to redeem your shares and to retain any dividends paid or distributions made with respect to such shares. When your payment is received by a brokerage firm before a settlement date, unless otherwise directed by you, the monies may be held as a free credit balance in your brokerage account and the brokerage firm may benefit from the temporary use of these monies.


                  CUSTOMER IDENTIFICATION PROGRAM. The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block an investor's account and consequently refuse to implement requests for transfers, withdrawals, surrenders or death benefits.

                  As required by federal law, Hilliard Lyons will obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information for each investor who opens an account. Hilliard Lyons may also ask to see a shareholder's driver's license or other identifying documents. Applications without this information may not be accepted and orders may not be processed. Hilliard Lyons reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Fund or involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Fund, Hilliard Lyons and their agents will not be responsible for any loss resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.


                  AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank account. With your authorization and bank approval, your bank account is automatically charged by your Hilliard Lyons investment broker or Authorized Dealer for the amount specified ($100 minimum), which is automatically invested in shares at the public offering price on or about the date you specify. Bank accounts are charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will

--------------------------------------------------------------------------------
                                       12

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  receive a confirmation statement showing the current transaction. To participate in the automatic investment plan, contact your Hilliard Lyons investment broker or Authorized Dealer for an authorization agreement, which contains details about the automatic investment plan. If your bank account cannot be charged due to insufficient funds, a stop payment order or the closing of your account, the automatic investment plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the automatic investment plan at any time by notifying your Hilliard Lyons investment broker or Authorized Dealer.


                  RETIREMENT PLANS. Shares of the Fund may be purchased in connection with various retirement plans, including Individual Retirement Accounts ("IRAs"), section 403(b) plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans is available from your Hilliard Lyons investment broker or Authorized Dealer. There may be fees in connection with establishing and maintaining retirement plans. You should consult your tax advisor for specific advice regarding their tax status and the possible benefits of establishing retirement plans.


                  HOW TO SELL (REDEEM) SHARES

                  REDEMPTIONS GENERALLY. You may submit redemption requests to your Hilliard Lyons investment broker or Authorized Dealer in person or by telephone, mail or wire. Redemption requests directed to a Hilliard Lyons investment broker are effected at the net asset value next computed after receipt of the request. Redemption requests directed to an Authorized Dealer are effected at the net asset value next computed after receipt of the request by the Authorized Dealer and transmission of the request to the Fund's transfer agent. Redemption proceeds are credited to your brokerage account for disbursement according to your instructions and will normally be credited to your brokerage account within three business days. Authorized Dealers are responsible for transmitting redemption requests to the Fund's transfer agent promptly. The failure of an Authorized Dealer to promptly transmit a redemption request may cause the redemption proceeds to be more or less than the amount you otherwise would have received.

                  TELEPHONE REDEMPTIONS. During periods of dramatic economic or market changes, you may experience difficulty in implementing a telephone redemption with your Hilliard Lyons investment broker or Authorized Dealer because of increased telephone volume. Your Hilliard Lyons investment broker or Authorized Dealer may refuse a telephone redemption request if it believes it is advisable to do so. You will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided your Hilliard

--------------------------------------------------------------------------------
                                        13

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  Lyons investment broker or Authorized Dealer reasonably believes that the instructions are genuine.

                  ADDITIONAL INFORMATION ON REDEMPTIONS. If Fund shares were recently purchased, the redemption proceeds will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares requested to be redeemed may be delayed when the purchase check has not cleared, but the delay will be no longer than required to verify that the purchase check has cleared. The Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend or holiday closings, (ii) the Securities and Exchange Commission (the "SEC") has by order permitted such suspension or (iii) an emergency, as defined by the rules of the SEC, exists, making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.


                  The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities ("redemption in kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in later converting these securities to cash.


                  Questions about redemption requirements should be referred to your Hilliard Lyons investment broker or Authorized Dealer. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem shareholder accounts of less than $250 in net asset value. Such shareholder accounts will be redeemed only if the balance has decreased below that level as a result of shareholder redemptions and not because of fluctuations in the net asset value of the Fund's shares. If the Fund elects to redeem such shares, your Hilliard Lyons investment broker or Authorized Dealer will notify you of the Fund's intention to do so and provide you with an opportunity to increase the amount so invested to $250 or more within 30 days of the notice.


                  SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders of the Fund whose shares have a minimum net asset value of $10,000. The Withdrawal Plan allows for monthly or quarterly payments to the participating shareholder in amounts not less than $100. Dividends and capital gain distributions on shares held under the Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Withdrawal Plan may be terminated at any time by the Fund or a shareholder. You should not consider withdrawal payments to be dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividend and capital gain distributions, your original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each


--------------------------------------------------------------------------------
                                       14

                                  SENBANC FUND
--------------------------------------------------------------------------------


                  withdrawal constitutes a redemption of shares, and any gain or loss you realize will generally be taxable (unless the shares sold were held in a qualified retirement plan) and must be reported for federal and state income tax purposes. As it generally would not be advantageous to you to make additional investments in the Fund while participating in the Withdrawal Plan, purchases of shares in amounts less than $5,000 by participants in the Withdrawal Plan will not ordinarily be permitted. You should consult your tax advisor regarding the tax consequences of participating in the Withdrawal Plan.


                  DIVIDENDS, DISTRIBUTIONS AND TAXES


                  The following discussion of taxation is not intended to be a full discussion of federal income tax laws and their effect on shareholders. You should consult your tax advisor as to the tax consequences of ownership of the Fund's shares.

                  REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. Dividends and distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless you indicate otherwise to your Hilliard Lyons investment broker or Authorized Dealer. Distributions are taxed the same, regardless of whether they are paid in cash or additional shares. (See Tax Status of Dividends and Other Distributions.)


                  PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund pays its shareholders dividends from its net investment income and distributes from any net capital gains that it has realized. The Fund generally distributes dividends from net investment income and any net realized capital gains at least annually. The Fund intends to distribute at least 98% of any net investment income for the calendar year plus 98% of net capital gains realized from the sale of securities. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.


                  TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. Except for those shareholders exempt from federal income taxes, shareholders will generally be subject to federal income tax at ordinary income tax rates (up to a maximum marginal rate of 35% for individuals) on dividends received that are derived from certain net investment income and net realized short-term capital gains. Dividends derived from certain qualified dividend income may be eligible for the 70% dividends-received deduction available to corporate shareholders or for treatment as "qualified dividend income" that is generally subject to reduced rates of federal income taxation for noncorporate shareholders. Distributions of net realized long-term capital gains, when designated as such by the Fund, are taxable to shareholders as long-term capital gains, regardless of how long shares of the Fund are held. Long-term capital gain distributions made to individual shareholders are currently taxed at the maximum rate of 15%. Distributions are


--------------------------------------------------------------------------------
                                       15

                                  SENBANC FUND
--------------------------------------------------------------------------------


                  taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31 of the year declared. Dividends and distributions may also be subject to state and local taxes.


                  DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) Plan or IRA, are generally tax deferred. This means that you are not required to report Fund distributions on your income tax return, but rather, when your retirement plan makes payments to you. Special rules may apply to payments from your retirement plans.

                  HOW DISTRIBUTIONS AFFECT THE FUND'S NET ASSET VALUE. Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily net asset value. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. You should be aware that distributions from a mutual fund held in a taxable account are not value-enhancing and may create income tax obligations.

                  BUYING A DISTRIBUTION. A distribution paid shortly after you purchase shares in the Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to you even though it represents a return of a portion of your investment.


                  BACKUP WITHHOLDING. Federal income taxes may be required to be withheld ("backup withholding") at the current backup withholding rate from taxable dividends, capital gain distributions and redemption proceeds paid to certain shareholders. Backup withholding may be required if:


                     o You fail to furnish your properly certified social
                       security or other tax identification number;

                     o You fail to certify that your tax identification number
                       is correct or that you are not subject to backup withholding due to the under-reporting of certain income; or

                     o The Internal Revenue Service determines that your account is subject to backup withholding.

                  These certifications should be completed and returned when you open an account with your Hilliard Lyons investment broker or Authorized Dealer. All amounts withheld must be promptly paid to the IRS. You may claim the amount withheld as a credit on your federal income tax return.

--------------------------------------------------------------------------------
                                       16

                                  SENBANC FUND
--------------------------------------------------------------------------------

DISTRIBUTION      DISTRIBUTION AGREEMENT
ARRANGEMENTS
                  Hilliard Lyons acts as the principal distributor of the Fund's shares pursuant to a distribution agreement (the "Distribution
                  Agreement") with the Fund. Hilliard Lyons receives the sales charges and Rule 12b-1 fees payable with respect to Fund shares. Hilliard Lyons may enter into selling agreements with Authorized Dealers to sell shares of the Fund, and any such Authorized Dealers may also receive the sales charges and Rule l2b-1 fees otherwise payable to Hilliard Lyons with respect to Fund shares which Hilliard Lyons sells through such Authorized
                  Dealers.

                  SALES CHARGES

                  GENERAL. Purchases of the Fund's shares are subject to a front-end sales charge of two and one-quarter percent (2.25%) of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. Sales charges are not imposed on shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term "offering price" includes the front-end sales charge.

                                                          SALES CHARGE AS A     SALES CHARGE AS A
                                                            % OF OFFERING        % OF NET AMOUNT
                  AMOUNT OF PURCHASE                            PRICE               INVESTED
                  ------------------                      ------------------    -----------------
                  Less than $500,000                            2.25%                 2.30%
                  At least $500,000 but less than
                   $1,000,000                                   1.75%                 1.78%
                  $1,000,000 or greater                         0.00%                 0.00%


                  No sales charge is payable at the time of purchase on investments of $1 million or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase. See the section entitled "Contingent Deferred Sales Charge on Certain Redemptions." Hilliard Lyons may pay a commission at the rate of 1% to Authorized Dealers who initiate and are responsible for purchases of $1 million or more.

                  COMBINED PURCHASE PRIVILEGE. Certain purchases of Fund shares made at the same time by you, your spouse and your children under age 25 may be combined for purposes of determining the "Amount of Purchase." The combined purchase privilege may also apply to certain employee benefit plans and trust estates. The combined purchase privilege is further discussed in the SAI. You may also further discuss the combined purchase privilege with your Hilliard Lyons investment broker or Authorized Dealer.


--------------------------------------------------------------------------------
                                       17

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  CUMULATIVE QUANTITY DISCOUNT. You may combine the value of shares held in the Fund, along with the dollar amount of shares being purchased, to qualify for a cumulative quantity discount. The value of shares held is the higher of their cost or current net asset value. For example, if you hold shares having a value of $475,000 and purchase $25,000 of additional shares, the sales charge applicable to the additional investment would be 1.75%, the rate applicable to a single purchase of $500,000. In order to receive the cumulative quantity discount, the value of shares held must be brought to the attention of your Hilliard Lyons investment broker or Authorized Dealer.

                  LETTER OF INTENT. If you anticipate purchasing at least $500,000 of shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the "Letter"), which can be provided to you by your Hilliard Lyons investment broker or Authorized Dealer. The reduced sales charge may also be obtained on shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Fund shares pending completion of the intended purchase.


                  SALES CHARGE WAIVERS. The Fund sells shares at net asset value without imposition of a sales charge to the following persons:

                     o current and retired (as determined by Hilliard Lyons)
                       employees of Hilliard Lyons and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee;

                     o any other investment company in connection with the
                       combination of such company with the Fund by merger, acquisition of assets or otherwise;

                     o employees and Trustees of the Fund and registered
                       representatives of Authorized Dealers;

                     o existing advisory clients of the Advisor on purchases
                       effected by transferring all or a portion of their investment management or trust account to the Fund, provided that such account had been maintained for a period of six months prior to the date of purchase of Fund shares;

                     o investors purchasing shares through a Hilliard Lyons
                       investment broker to the extent that the purchase of such shares is funded by the proceeds from the sale of shares of any mutual fund (for which the investor paid a front-


--------------------------------------------------------------------------------
                                       18

                                  SENBANC FUND
--------------------------------------------------------------------------------


                       end sales charge) other than a money market fund (a) purchased within three years of the date of the purchase of Fund shares and held for at least six months or (b) purchased at any time and for which Hilliard Lyons was not a selling dealer, provided that in either case the order for Fund shares must be received within 30 days after the sale of the other mutual fund;

                     o trust companies, bank trust departments and registered
                       investment advisors purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested in the Fund by such entity or advisor during the subsequent 13-month period totals at least $100,000;

                     o employer-sponsored retirement plans with assets of at
                       least $100,000 or 25 or more eligible participants; and

                     o accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Hilliard Lyons.


                  In order to take advantage of a sales charge waiver, a purchaser must certify to a Hilliard Lyons investment broker or Authorized Dealer eligibility for a waiver and must notify a Hilliard Lyons investment broker or Authorized Dealer whenever eligibility for a waiver ceases to exist. A Hilliard Lyons investment broker or Authorized Dealer reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible.

                  CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. The contingent deferred sales charge is further discussed in the SAI.

                  DISTRIBUTION PLAN


                  The Board of Trustees has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") under which the Fund reimburses Hilliard Lyons at an annualized rate of up to 0.60% of the Fund's average daily net assets for distribution expenses actually incurred. Rule 12b-1 of the 1940 Act regulates the manner in which a mutual fund may assume the costs of distributing and promoting the sale of its shares. Pursuant to the Distribution Plan, Hilliard Lyons may be reimbursed for


--------------------------------------------------------------------------------
                                       19

                                  SENBANC FUND
--------------------------------------------------------------------------------


                  expenses incurred in connection with any activity primarily intended to result in the sale of the Fund's shares. If the amount reimbursed is insufficient to pay the expenses of distribution, Hilliard Lyons bears the additional expenses. Any amount of excess distribution expenses incurred by Hilliard Lyons in any quarter for which Hilliard Lyons is not reimbursed may be carried forward from one quarter to the next but no expenses may be carried over from year to year. Because Rule 12b-1 fees are continually paid out of the Fund's assets, such fees will increase the cost of your investment and may potentially cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
                                       20

                                  SENBANC FUND
--------------------------------------------------------------------------------


FINANCIAL                  FINANCIAL HIGHLIGHTS
HIGHLIGHTS
                           The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single
                           Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended June 30, 2002 and 2003 has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available, without charge, upon request. Information for the fiscal year ended June 30, 2001 and the period July 8, 1999 through June 30, 2000 was audited by other independent accountants.

                                                                                                    FOR THE PERIOD
                                                           FOR THE FISCAL YEARS ENDED               JULY 8, 1999(1)
                                                     ---------------------------------------------      THROUGH
                                                     JUNE 30, 2003   JUNE 30, 2002   JUNE 30, 2001   JUNE 30, 2000
                                                     -------------   -------------   -------------   -------------
Net asset value:
Beginning of period ................................    $  13.47        $ 12.05         $  8.62          $ 10.00
                                                        --------        -------         -------          -------
Net investment income (loss) .......................       (0.01)          0.03+           0.18             0.16
Net realized and unrealized gain (loss) on
   investments .....................................        2.05           2.38+           3.38            (1.38)
                                                        --------        -------         -------          -------
Total from investment operations ...................        2.04           2.41            3.56            (1.22)
                                                        --------        -------         -------          -------
Less distributions from:
Net investment income ..............................       (0.01)         (0.11)          (0.06)           (0.16)
Net realized gain on investments ...................       (0.64)         (0.88)          (0.07)              --
                                                        --------        -------         -------          -------
Total distributions ................................       (0.65)         (0.99)          (0.13)           (0.16)
                                                        --------        -------         -------          -------
Net asset value:
End of period ......................................    $  14.86        $ 13.47         $ 12.05          $  8.62
                                                        ========        =======         =======          =======
Total investment return (excludes sales
   charge) .........................................       15.87%         21.64%          41.64%          (12.20)%(2)

SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating expenses to average
   net assets, including waivers ...................        1.64%          1.75%           1.75%            1.75%(3)
Ratio of operating expenses to average
   net assets, excluding waivers ...................        1.64%          2.01%           2.75%            2.75%(3)
Ratio of net investment income (loss) to
   average net assets, including waivers ...........       (0.13)%         0.13%           1.74%            1.98%(3)
Ratio of net investment income (loss) to
   average net assets, excluding waivers ...........       (0.13)%        (0.13)%          0.74%            0.98%(3)
Portfolio turnover rate ............................       60.14%         40.27%          43.15%           12.93%(2)
Net assets, end of period (000's omitted) ..........    $104,837        $49,638         $25,241          $16,773

 (1) Commencement of Operations
 (2) Not Annualized
 (3) Annualized
  +  Calculated based on average shares outstanding


--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                              FOR MORE INFORMATION

More information on the Fund is available without charge, upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

The annual and semi-annual reports to shareholders contain detailed information about the Fund's investment portfolio. The Annual Report includes a discussion of the market conditions and the Fund's investment strategies that significantly affected the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI).

The SAI provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference into this prospectus (meaning that it is legally part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 1-800-444-1854

BY MAIL
Write to:
Senbanc Fund
c/o Hilliard Lyons Research Trust
501 South 4th Street
Louisville, Kentucky 40202

ON THE INTERNET


Text-only versions of Fund documents (including the SAI) can be viewed online or downloaded from the SEC's EDGAR Database at http://www.sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC. You can obtain information about the public reference room by calling the SEC at (202) 942-8090. Copies may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102.


Investment Company Act File No.: 811-09281
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 28, 2003


                          HILLIARD LYONS RESEARCH TRUST
                              501 SOUTH 4TH STREET
                           LOUISVILLE, KENTUCKY 40202
                                 1-800-444-1854

                                  SENBANC FUND


         This Statement of Additional Information ("SAI") is not a prospectus, but provides additional information that should be read in conjunction with the Fund's prospectus dated October 28, 2003, and any supplements thereto ("Prospectus"). The Prospectus and Annual Report may be obtained at no charge by telephoning 1-800-444-1854. The audited financial statements for the Trust's fiscal year ended June 30, 2003 are incorporated into this SAI by reference from the Trust's Annual Report.

                                TABLE OF CONTENTS


General Information...........................................................1
Investment Strategies and Risks...............................................1
Fund Policies.................................................................5
Purchases and Redemptions.....................................................6
Net Asset Value...............................................................7
Fund Management...............................................................8
Principal Shareholders.......................................................10
Investment Advisory Services.................................................10
Distributor..................................................................12
Administrator and Fund Accountant............................................14
Custodian....................................................................14
Transfer Agent...............................................................14
Counsel......................................................................14
Portfolio Turnover...........................................................14
Portfolio Transactions.......................................................15
Income Tax Considerations....................................................16
Investment Performance.......................................................18
Other Information............................................................19
Independent Auditors and Financial Statements................................19
Appendix A -- Description of Securities Ratings.............................A-1

                               GENERAL INFORMATION

Senbanc Fund (the "Fund") is a series of the Hilliard Lyons Research Trust (the "Trust"), an open-end management investment company. Hilliard Lyons Research Advisors (the "Advisor") provides management and investment advisory services to the Fund. The Trust is a Delaware statutory trust organized under a declaration of trust ("Declaration of Trust") dated January 12, 1999. The Declaration of Trust may be amended by a vote of either the Fund's shareholders or its Board of Trustees (the "Board"). The Trust may issue an unlimited number of shares in one or more series or classes as the Board may authorize. Each share of a series of the Trust is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series of the Trust have equal rights in the event of liquidation of that series. Currently, the Fund is the only series authorized and outstanding. The Fund commenced operations on July 8, 1999.

As a statutory trust, the Trust is not required to hold annual shareholder meetings; however, such meetings may be called by a majority of the Trustees and shall be called by any Trustee upon written request of shareholders holding, in the aggregate, not less than 10% of the outstanding shares of the Trust. The request must specify the purpose or purposes for which the shareholder meeting is to be called. Shareholders have the power to vote only with respect to the election of Trustees and for certain other matters as designated in the Declaration of Trust. The Fund and all future series of the Trust, if any, will vote as a single class on matters affecting all series of the Trust (e.g., election of Trustees) and separately on matters affecting each series of the Trust (e.g., approval of the advisory agreement) or when required by the Investment Company Act of 1940, as amended (the "1940 Act") or other applicable law. Voting rights are not cumulative, so that shareholders of more than fifty percent (50%) of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees of the Trust.

                         INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the Fund's investment objective, strategies and risks discussed in the Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. The investment objective is fundamental and may only be changed with shareholder approval.

INVESTMENT PHILOSOPHY

The Advisor uses a VALUE investment style for the Fund. The Advisor seeks to identify the most undervalued Banks (as defined below under the section titled "Principal Types of Investments and Related Risks") by using an investment model that considers financial ratios and other quantitative information. Generally, such Banks have at least six years of current or predecessor operating history and well-managed organizations and operations. The Fund's portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

PRINCIPAL TYPES OF INVESTMENTS AND RELATED RISKS


Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as "Banks"). See, however, "Debt Securities and Money Market Instruments" below. Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks, and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. A regional bank is one that provides full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), has assets that are primarily of domestic origin, and typically has a principal office outside of a large metropolitan area (e.g., New York City or Chicago). A money center bank is one with a strong international banking business and a significant percentage of international assets, and is typically located in a large metropolitan area. To the extent that the Fund invests in the equity securities of bank holding companies, a portion of the Fund's assets may be indirectly invested in nonbanking entities, since bank holding companies may derive a portion of their income from such entities.

Generally, the equity securities in which the Fund invests are common stocks; however, the Fund may also at times acquire (through its common stock holdings) preferred stock, warrants, rights or other securities that are convertible into common stock. The Fund generally invests in equity securities of Banks which have at least $500 million in consolidated total assets; however, the Fund's investments are not influenced by a Bank's market capitalization (large, medium or small).

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government entity. You could lose money by investing in the Fund. The Fund is not a complete investment program. We recommend that you consider an investment in the Fund as only one portion of your overall investment portfolio.

         MARKET RISK. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the Advisor's control. Therefore, the return and net asset value of the Fund will fluctuate, and you could lose money by investing in the Fund.

         INDUSTRY CONCENTRATION RISK. Since the Fund's investments will be concentrated in the banking industry, the Fund will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry. Thus, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. In addition, despite some measure of deregulation, Banks are still subject to extensive governmental regulation which limits their activities. The availability and cost of funds to Banks are crucial to their profitability. Consequently, volatile interest rates and deteriorating economic conditions can adversely affect their financial performance and condition.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of Banks is largely dependent upon the availability and cost of capital funds, and may show significant fluctuation as a result of volatile interest rate levels. In addition, healthy economic conditions are important to the operations of Banks, and exposure to credit losses resulting from possible financial difficulties of borrowers can have an adverse effect on the value of the Fund.

         NONDIVERSIFICATION RISK. The Fund is NONDIVERSIFIED, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund will comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. As a nondiversified fund, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.

         SMALL COMPANY RISK. The Advisor may invest the Fund's assets in smaller and medium-sized companies. Investment in smaller companies involves greater risk than investment in larger companies. The stocks of smaller companies often fluctuate in price to a greater degree than stocks of larger companies. Smaller companies may have more limited financial resources and less liquid trading markets for their stock. The Fund's share price may experience greater volatility when the Fund is more heavily invested in smaller and medium-sized companies.

         OTHER TYPES OF INVESTMENTS AND RELATED RISKS

Although they are not principal types of investments and strategies of the Fund, the Fund may also invest to a limited extent in the following types of investments and is subject to the risks of such investments.

         DEBT SECURITIES AND MONEY MARKET INSTRUMENTS. For cash management purposes as part of the Advisor's disciplined investment approach or when the Advisor believes that market conditions warrant it (i.e., a temporary defensive position), the Fund may invest a portion of its total assets in obligations of the U.S. government, its agencies and instrumentalities and debt securities of companies in any industry, including corporate notes, bonds and debentures. Investments in debt securities are subject to interest rate risk and credit risk. The market value of debt securities in the Fund's portfolio will decrease as interest rates rise and increase as interest rates fall. In addition, to the extent the Fund invests in debt securities, the Fund's share price will be subject to losses from possible financial difficulties of borrowers whose debt securities are held by the Fund. Debt securities in which the Fund may invest will generally be rated at least Aa by Moody's Investors Service ("Moody's"), AA by Standard & Poor's Corporation ("Standard & Poor's" or "S&P") or the equivalent by other nationally recognized statistical rating organizations (see Appendix A -- "Description of Securities Ratings"). In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Advisor will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that the Fund holds cash or invests in debt securities and money market instruments, the Fund may not achieve its investment objective.


         CONVERTIBLE SECURITIES. The Fund generally may not purchase but may acquire (through its holdings in common stocks) convertible securities. These may include corporate notes or preferred stock, but are ordinarily long-term debt obligations convertible at a stated exchange rate into common stock of the issuer. All convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

As with all debt securities, the market value of convertible securities tends to decrease as interests rates rise and, conversely, to increase as interest rates fall. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.


         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund generally may not purchase but may acquire (through its holdings in common stocks) securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the transaction. The purchase price and the interest rate payable, if any, are fixed on the purchase commitment date or at the time the settlement date is fixed. The securities so purchased are subject to market fluctuation, and no income accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it must record the transaction and reflect the value of such securities each day in determining its net asset value. At the time it is received, a when-issued security may be valued at less than its purchase price. The Fund must make commitments for such when-issued transactions only when it intends to acquire the securities. To facilitate such purchases, the Fund must earmark or segregate liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund must meet its obligations from maturities or sales of the securities held in the segregated account or from cash on hand.


         ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Securities may be illiquid because they are unlisted or subject to legal restrictions on resale, or due to other factors which, in the Advisor's opinion, raise questions concerning the Fund's ability to liquidate the securities in a timely and orderly manner without substantial loss. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the Fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may be resold in a liquid dealer or institutional trading market, but the Fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the Fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

         REPURCHASE AGREEMENTS. From time to time, the Fund may enter into repurchase agreements with qualified banks or securities broker-dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation for a relatively short period (usually not more than seven days), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities is monitored on an ongoing basis by the Advisor to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

The Fund only enters into repurchase agreements involving U.S. government obligations, or obligations of its agencies or instrumentalities, usually for a period of seven days or less. The term of each of the Fund's repurchase agreements is always less than one year and the Fund does not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

         WARRANTS AND RIGHTS. The Fund generally may not purchase but may acquire (through its holdings in common stocks) warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

         LENDING. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or U.S. government obligations, with the Fund's custodian in an amount at least equal to the market value of the loaned securities.

         BORROWING. The Fund may have to deal with unpredictable cashflows as shareholders purchase and redeem shares. Under adverse conditions, the Fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease Fund performance by increasing transaction expenses.

The Fund may deal with unpredictable cash flows by borrowing money. Through such borrowings the Fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the Fund's performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the Fund will liquidate portfolio securities in an orderly manner to repay the borrowed money.

To the extent that the Fund borrowed money prior to selling securities, the Fund would be leveraged such that the Fund's net assets may appreciate or depreciate in value more than an unleveraged portfolio of similar securities. Since substantially all of the Fund's assets will fluctuate in value and the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns which the Fund earns on portfolio securities. Under adverse conditions, the Fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

                                  FUND POLICIES

FUNDAMENTAL POLICIES

The Fund has adopted the following fundamental policies for the protection of shareholders that may not be changed without the approval of a majority of the Fund's outstanding shares, defined in the 1940 Act as the lesser of (i) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. Under these policies, THE FUND MAY NOT:

1. Borrow money, except as permitted under the 1940 Act and as interpreted or modified by a regulatory authority having jurisdiction from time to time;

2. Issue senior securities, except as permitted under the 1940 Act and as interpreted by a regulatory authority having jurisdiction from time to time;

3. Purchase physical commodities or contracts relating to physical commodities;

4. Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities;

5. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities;

6.   Make loans to other persons except (i) loans of portfolio securities, and
     (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

7. Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time, except that the Fund will concentrate its investments in the banking industry.

NONFUNDAMENTAL POLICIES

In addition to the fundamental policies mentioned above, the Board voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders. Accordingly, the Fund may not:

1. Invest for the purpose of exercising control over management of any company;


2. Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the 1940 Act;

3.   Invest more than 15% of the value of its net assets in illiquid securities;
     or

4. Invest in 10% or more of any class of voting securities of a state member bank or bank holding company (as defined by the Board of Governors of the Federal Reserve System).


Under normal market circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions. The Board will provide shareholders with at least 60 days prior notice of any change in the Fund's 80% investment policy.

If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                            PURCHASES AND REDEMPTIONS

Read the Fund's Prospectus for information regarding the purchase and redemption of Fund shares, including any applicable sales charges. The following information supplements information in the Fund's Prospectus.

GENERAL

         CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividend and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is waived in the event of (a) the death or disability (as defined in Section 72(m)(7) of the Code of the shareholder, (b) a lump sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or (c) systematic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old. The Fund applies the waiver for death or disability to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares of a joint tenant with the right of survivorship or as a tenant in common.

         REDEMPTION IN-KIND. The Fund may redeem securities in-kind. In general, however, the Fund anticipates redeeming in cash, and to the extent it redeems in-kind, the Fund anticipates it would first redeem in cash with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) 1% of the net asset value ("NAV") per share of the Fund at the beginning of such period. The market value of securities paid in-kind shall be determined as of the close of trading on the New York Stock Exchange, Inc. ("NYSE") on the business day on which the redemption is effective. In such case a shareholder might incur transaction costs if he or she sold the securities received.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE


The Fund's shares are offered to the public at NAV plus a front-end sales charge. You can reduce or eliminate the front-end sales charge on shares of the Fund as follows:


         QUANTITY DISCOUNTS. Purchases of at least $500,000 can reduce the sales charges you pay, and purchases of at least $1,000,000 can eliminate the sales charges you pay.

         COMBINED PURCHASE PRIVILEGE. The following purchases may be combined for purposes of determining the "Amount of Purchase:" (a) individual purchases, if made at the same time, by a single purchaser, the purchaser's spouse and children under the age of 25 purchasing shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a Company, as defined in Section 2(a)(8) of the 1940 Act, solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with
Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts.


         ACCUMULATED PURCHASES. If you make an additional purchase of Fund shares, you can count previous shares purchased and still invested in the Fund in calculating the applicable sales charge on the additional purchase.

         LETTER OF INTENT. You can sign a Letter of Intent committing to purchase at least $500,000 (or $1,000,000) in Fund shares within a 13-month period to combine such purchases in calculating the sales charge. A portion of your Fund shares will be held in escrow. If you complete your purchase commitments as stated in the Letter of Intent, your Fund shares held in escrow will be released to your account. If you do not fulfill the Letter of Intent, the appropriate amount of Fund shares held in escrow will be redeemed to pay the sales charges that were not applied to your purchases.



DEALER REALLOWANCES

As shown in the table below, J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons"), the distributor for the shares of the Fund, may provide dealer reallowances up to the full sales charge for purchases of the Fund's shares in which a front-end sales charge is applicable.

                                                             MAXIMUM SALES CHARGE ALLOWED TO DEALERS AS A PERCENTAGE
                    AMOUNT OF PURCHASE                                          OF OFFERING PRICE
------------------------------------------------------------ ---------------------------------------------------------

Less than $500,000                                                                    2.25%

At least $500,000 but less than $1,000,000                                            1.75%

$1,000,000 or greater                                                                 0.00%

                                 NET ASSET VALUE


Each security traded on a national securities exchange or traded over-the-counter is valued based on the last sale price as of the close of regular trading on the floor of the NYSE on the date of valuation. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the mean between the closing bid and ask price. Bonds not traded on a securities exchange or quoted on the NASDAQ are valued at prices provided by a recognized pricing service unless the Advisor believes that any such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets are valued at fair value, as determined in good faith by the Advisor under procedures established by, and under the supervision and responsibility of, the Fund's Board.

The price of Fund shares is based on the Fund's NAV. The NAV per share of the Fund is determined on each "business day," currently any day the NYSE is open for business. The NYSE is presently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times. The prices of such securities used in computing the NAV of the Fund's shares are determined as of such times. Occasionally, events affecting the value of such securities may occur in the interim, which will not be reflected in the computation of the Fund's NAV. If events materially affecting the value of the Fund's securities occur during such period, then those securities are valued at their fair value as determined in good faith under procedures established by the Board.


                                 FUND MANAGEMENT


The operations of the Fund are under the direction of the Board of Trustees. The Board establishes the Fund's policies and oversees and reviews the management of the Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Fund. The Trustees and executive officers of the Fund, their dates of birth and their principal occupations during the past five years are set forth below. The address for each individual listed below, unless otherwise noted, is c/o J.J.B. Hilliard, W.L. Lyons, Inc., 501 South 4th Street, Louisville, Kentucky 40202.

------------------------------ ----------------- ------------ ----------------------------------- -------------- ----------------
                                                                                                    NUMBER OF
                                                   TERM OF                                         PORTFOLIOS
                                                  OFFICE (1)                                         IN FUND          OTHER
                                 POSITION(S)         AND                                             COMPLEX      DIRECTORSHIPS
                                  HELD WITH       LENGTH OF        PRINCIPAL OCCUPATION(S)          OVERSEEN         HELD BY
   NAME AND DATE OF BIRTH            FUND        TIME SERVED        DURING PAST FIVE YEARS         BY TRUSTEE       TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
James W. Stuckert (2)          Trustee,          Since 1999   Director, Chairman and Chief              1        Royal Gold,
D.O.B. 2/15/38                 Chairman of the                Executive Officer of J.J.B.                        Inc.;
                               Board                          Hilliard, W.L. Lyons, Inc.                         (precious
                                                                                                                 metals)
---------------------------------------------------------------------------------------------------------------------------------
                                                     DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Robert L. Decker               Trustee,          Since 1999   Consultant (thoroughbred racing           1             None
D.O.B. 10/25/47                Chairman of the                industry).  Formerly, Executive
                               Audit Committee                Vice President and Chief
                               and Member of                  Financial Officer of Churchill
                               the Nominating                 Downs Incorporated (thoroughbred
                               Committee                      race tracks), until December 31,
                                                              2002; Formerly, President,
                                                              Churchill Downs Investment
                                                              Company, until December 31, 2002;
                                                              Formerly, President,
                                                              CDSN-Churchill Downs Simulcast
                                                              Network, until December 31, 2002.
------------------------------ ----------------- ------------ ----------------------------------- -------------- ----------------
W. Patrick Mulloy (3)          Trustee,          Since 1999   President, Chief Executive                1             None
D.O.B. 5/12/53                 Member of the                  Officer, LifeTrust America, LLC
                               Audit Committee                (provider of retirement, assisted
                               and Chairman of                living and Alzheimer's care
                               the Nominating                 services); Formerly Chief
                               Committee                      Development Officer and Chief
                                                              Executive Officer, Darwin
                                                              Networks, Inc. (internet service
                                                              provider); Formerly President,
                                                              Chief Executive Officer, Atria,
                                                              Inc. (provider of retirement,
                                                              assisted living and Alzheimer's
                                                              care services).
------------------------------ ----------------- ------------ ----------------------------------- -------------- ----------------

John Russell Ray, Jr.          Trustee,          Since 2003   Professor, College of Business &          1             None
D.O.B. 7/29/46                 Member of the                  Public Administration, University
                               Audit Committee                of Louisville.
                               and Nominating
                               Committee
------------------------------ ----------------- ------------ ----------------------------------- -------------- ----------------

------------------------------ ----------------- ------------ ----------------------------------- -------------- ----------------
                                                                                                   NUMBER OF
                                                   TERM OF                                         PORTFOLIOS
                                                  OFFICE (1)                                         IN FUND          OTHER
                                 POSITION(S)         AND                                             COMPLEX      DIRECTORSHIPS
                                  HELD WITH       LENGTH OF        PRINCIPAL OCCUPATION(S)          OVERSEEN         HELD BY
   NAME AND DATE OF BIRTH            FUND        TIME SERVED        DURING PAST FIVE YEARS         BY TRUSTEE       TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
                                                 OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
James M. Rogers                President and     Since 1999   Director, Executive Vice                 N/A             N/A
D.O.B. 8/8/50                  Chief Executive                President and Chief Operating
                               Officer                        Officer of J.J.B. Hilliard,
                                                              W.L. Lyons, Inc.
------------------------------ ----------------- ------------ ----------------------------------- -------------- ----------------
Alan F. Morel                  Vice President    Since 1999   Vice President of J.J.B.                 N/A             N/A
D.O.B. 6/28/48                                                Hilliard, W.L. Lyons, Inc.
------------------------------ ----------------- ------------ ----------------------------------- -------------- ----------------
Joseph C. Curry, Jr.           Vice President,   Since 1999   Senior Vice President of J.J.B.          N/A             N/A
D.O.B. 10/16/44                Asst. Treasurer                Hilliard, W.L. Lyons, Inc.; Vice
                               and Chief                      President of Hilliard Lyons Trust
                               Accounting                     Company.
                               Officer
------------------------------ ----------------- ------------ ----------------------------------- -------------- ----------------
Pat A. Colletti                Treasurer and     Since 2003   Vice President and Director of           N/A             N/A
PFPC Inc.                      Chief Financial                Investment Accounting and
103 Bellevue Parkway           Officer                        Administration of PFPC Inc. since
Wilmington, DE 19809                                          1999.  From 1986 to April 1999,
D.O.B. 11/14/58                                               Controller for the Reserve Funds.
------------------------------ ----------------- ------------ ----------------------------------- -------------- ----------------
Jeannie L. Oster               Secretary         Since 1999   Vice President of J.J.B.                 N/A             N/A
D.O.B. 9/27/69                                                Hilliard, W.L. Lyons, Inc.
------------------------------ ----------------- ------------ ----------------------------------- -------------- ----------------
Ann F. Cody                    Asst. Secretary   Since 1999   Director of Research, J.J.B.             N/A             N/A
D.O.B. 7/22/43                                                Hilliard, W.L. Lyons, Inc.
------------------------------ ----------------- ------------ ----------------------------------- -------------- ----------------

(1) Trustees serve for an indefinite term until the earliest of (i) removal by the Board of Trustees or shareholders, (ii) the attainment of age 72, or
     (iii) the Trustee's death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office. Officers are elected by the Trustees annually and hold office until the next annual meeting of the Trustees and until their successors have been duly elected and qualified.

(2) Mr. Stuckert is an "interested person," as defined in the 1940 Act of the Trust due to his position with Hilliard Lyons, the distributor of the Fund, of which the Advisor is a division.

(3) Mr. Mulloy's father owns approximately 2,115 shares of common stock of PNC Bank, an affiliate of the Advisor, which is valued at approximately $105,771 as of the date of this SAI and represents less than 1% of PNC Banks outstanding shares. Mr. Mulloy's brother owns 1,000 shares of common stock of PNC Bank, which is valued at approximately $50,010 as of the date of this SAI and represents less than 1% of PNC Banks outstanding shares. In addition, Mr. Mulloy's father and brothers are liable on three promissory notes for $181,000, $4,250,000 and $168,000 owed to PNC Bank in connection with two real estate investments.




RESPONSIBILITY OF THE BOARD AND COMMITTEES


BOARD. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight management of the Trust. Currently, the Board is comprised of four individuals, one of whom is considered an "interested" Trustee as defined by the 1940 Act. The remaining Trustees are referred to as "Disinterested" or "Independent" Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board has a Nominating Committee and an Audit Committee. The responsibilities of each committee and its members are described below.

NOMINATING COMMITTEE. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Decker, Mulloy and Ray. The Nominating Committee is responsible for recommending to the Board a slate of persons to be nominated for election as Trustees by the shareholders at a meeting of shareholders and a person to be elected to fill any vacancy occurring for any reason on the Board. The Nominating Committee will consider shareholder proposals for candidates to serve as Independent Trustees. Any such proposals should be sent to the

Trust in care of the Chairman of the Nominating Committee. The final recommendation of a prospective Independent Trustee rests solely with the Nominating Committee. During the fiscal year ended June 30, 2003, there was one meeting of the Nominating Committee.

AUDIT COMMITTEE. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Decker, Mulloy and Ray. Pursuant to its charter, the Audit Committee has the responsibility to, among other things, recommend the selection of the Trust's independent auditors, confer with the independent auditors regarding the Fund's financial statements, the results of the audits and related matters, and perform such other tasks as the full Board deems necessary or appropriate. During the fiscal year ended June 30, 2003, there were two meetings of the Audit Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Fund, as of December 31, 2002.


---------------------------------------- --------------------------------- -------------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                            Securities in All Registered Investment
                                               Dollar Range of              Companies Overseen by Trustee within the
Name of Trustee                           Equity Securities in the Fund          Family of Investment Companies
----------------------------------------------------------------------------------------------------------------------
                                                INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------
James W. Stuckert                        Over $100,000                     Over $100,000
----------------------------------------------------------------------------------------------------------------------
                                                INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Robert L. Decker                         $10,001-$50,000                   $10,001-$50,000
---------------------------------------- --------------------------------- -------------------------------------------
W. Patrick Mulloy                        $50,001-$100,000                  $50,001-$100,000
---------------------------------------- --------------------------------- -------------------------------------------
John Russell Ray, Jr.                    None                              None
---------------------------------------- --------------------------------- -------------------------------------------

Officers and Trustees affiliated with the Advisor and Hilliard Lyons serve without any compensation from the Fund. As compensation for their services to the Fund, Independent Trustees are paid $750 for each meeting of the Board or Committee of the Board, and $1,250 as a quarterly retainer, plus reimbursement for out-of pocket expenses. The Fund has no retirement or pension plans. The following table sets forth the compensation earned from the Fund for its fiscal year ended June 30, 2003 by each of the Independent Trustees:

                                                        PENSION OR
                                                        RETIREMENT
                                AGGREGATE            BENEFITS ACCRUED        ESTIMATED ANNUAL       TOTAL COMPENSATION
                             COMPENSATION FROM        AS PART OF FUND          BENEFITS UPON         FROM FUND PAID TO
   NAME OF PERSON                  FUND                  EXPENSES               RETIREMENT               TRUSTEES
------------------------    --------------------    --------------------    --------------------    --------------------
Robert L. Decker                  $11,750                   N/A                     N/A                   $11,750
W. Patrick Mulloy                 $11,750                   N/A                     N/A                   $11,750
John Russell Ray, Jr.*            $ 3,192                   N/A                     N/A                   $ 3,192


----------
*Mr. Ray was elected to the Board of Trustees on June 17, 2003.

As of September 30, 2003, the officers and Trustees, as a group, owned less than 1% of the shares of the Fund.


                             PRINCIPAL SHAREHOLDERS


As of September 30, 2003, no persons owned of record or beneficially 5% or more of the shares of the Fund.


                          INVESTMENT ADVISORY SERVICES


The Advisor acts as the Fund's investment advisor and performs certain administrative services for the Fund. The Advisor is a division of Hilliard Lyons and is located at Hilliard Lyons Center, 501 South Fourth Street, Louisville, Kentucky 40202. Hilliard Lyons is a wholly owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"). PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. As of September 30, 2003, the Advisor managed individual, corporate, fiduciary and institutional accounts with assets of approximately $3 billion.

The Advisor's obligations pursuant to the Advisory Agreement with the Trust include, subject to the general supervision of the Board, (a) acting as investment advisor for the Fund's assets and supervising and managing the investment and reinvestment of the Fund's assets, (b) supervising continuously the investment program of the Fund and the composition of its investment portfolio, (c) arranging for the purchase and sale of securities and other assets held in the investment portfolio of the Fund (subject to certain restrictions and covenants), (d) maintaining books and records with respect to the Fund's securities transactions and rendering to the Fund's Board such periodic and special reports as the Board may request, and (e) maintaining a policy and practice of conducting its investment advisory services independently of the commercial banking operations of its affiliates.


As compensation for its services, the Fund has agreed to pay the Advisor a monthly fee in arrears at an annual rate equal to 0.60% of the Fund's average daily net assets. The Advisor has voluntarily agreed to waive its management fee and/or reimburse the Fund for expenses such that the Fund's total annual operating expenses for any year do not exceed 1.75% of average daily net assets. For the fiscal year ended June 30, 2003, the Advisor received $380,538. For the fiscal years ended June 30, 2001 and 2002, before waivers and reimbursements, the Advisor was entitled to receive $124,497 and $193,793, respectively; however, the Advisor waived fees payable to it under the Advisory Agreement in the amount of $124,497 and $85,556 for the fiscal years ended June 30, 2001 and 2002, respectively.


The Advisory Agreement does not prohibit the Advisor or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Advisor desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by the Advisor to be equitable to such clients and the Fund. However, it cannot be expected that all of the Advisor's clients, including the Fund, will receive equal treatment at all times.


The Advisory Agreement was approved by the Board and by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, on May 4, 1999 (effective on July 1, 1999) and most recently on June 17, 2003. It will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding shares of the Fund (as defined under "Fund Policies") or by a majority of the Trustees of the Trust, and (b) by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

In connection with their review of the Advisory Agreement, the Trustees received and discussed information provided by the Advisor relating to the nature, extent and quality of the Advisor's services, among other things. They also received a memorandum from counsel to the Fund discussing their duties in connection with contract renewals. The Advisor provided materials that included comparative fee and performance data. The Fund's performance record, together with the Advisor's agreement since the inception of the Fund to limit its expenses, were factors in the Trustees' decision to continue the Advisory Agreement for another year. Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by the Advisor to the Fund and that the investment advisory fee was reasonable in relation to those services.

CODE OF ETHICS. The Trust, the Advisor and Hilliard Lyons have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and Hilliard Lyons are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel. The Code of Ethics is on file with, and available from, the SEC.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated authority to vote the Fund's proxies to the Advisor, who has agreed to vote such proxies according to the Advisor's proxy voting policies and procedures. The Advisor will vote the Fund's proxies in the best interests of Fund shareholders. The Advisor is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions and ensuring that proxies are submitted in a timely fashion. The Advisor's procedures outline how proxies will be voted under normal circumstances; however, specific fact situations may warrant departure from these guidelines.

The Advisor's proxy voting policies and procedures set forth the Advisor's general positions on various proposals, such as:

1. Routine business items proposed by management to the extent that management's proposals do not infringe on shareholder rights, the Advisor generally supports management's position.
2. The Advisor views charter and by-law amendments designed to thwart takeover attempts as undermining the prospects for realizing maximum appreciation, and thus, not in the best interest of shareholders. Accordingly the Advisor tends to oppose anti-takeover measures.
3.   Vote on a case by case basis on shareholder proposals.

Voting securities issued by PNC and affiliated entities (e.g., BlackRock, Inc.) ("Affiliated Stock") involves special considerations because of the Advisor's inherent conflict of interest.

The Advisor is part of PNC. In order to avoid potential conflicts of interest between the Advisor and its affiliates, the Advisor votes in accordance with the predetermined policy described above, generally in accordance with the recommendations of an independent third party. The Advisor documents the reasons for any variations from this general policy in order to verify that the variation was not the product of any conflict.


                                   DISTRIBUTOR

Hilliard Lyons, Hilliard Lyons Center, 501 South Fourth Street, Louisville, Kentucky 40202, is the distributor for the shares of the Fund.

Hilliard Lyons' obligations pursuant to the Distribution Agreement with the Trust include selling Fund shares to the public on a best efforts basis pursuant to the continuous offering of the Fund's shares. As compensation for its services and related expenses, the Trust has agreed to reimburse Hilliard Lyons through the operation of the Trust's Distribution Plan, as described in the following section ("Rule 12b-1 Fees"). The Distribution Agreement does not prohibit Hilliard Lyons or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.


The Distribution Agreement was approved by the Board and by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, on August 15, 2000 and became effective on September 1, 2000 and was most recently renewed on June 17, 2003. It will continue in effect for two years from its effective date and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding shares of the Fund (as defined under "Fund Policies") or by a majority of the Trustees of the Trust, and (b) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty by the Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to Hilliard Lyons and by Hilliard Lyons on 60 days' written notice to the Fund. Prior to September 1, 2000, Provident Distributors, Inc. ("PDI") served as the distributor for the Fund.


Hilliard Lyons receives the sales charges and Rule 12b-1 fees payable with respect to Fund shares. Hilliard Lyons may enter into selling agreements with authorized dealers and financial intermediaries (collectively referred to as "Authorized Dealers") to sell shares of the Fund, and any such Authorized Dealers may receive the sales charges and Rule 12b-1 fees otherwise payable to Hilliard Lyons with respect to Fund shares which Hilliard Lyons sells through such Authorized Dealers.

The aggregate dollar amount of commissions paid to Hilliard Lyons for the fiscal years ended June 30, 2003 and June 30, 2002, were $107,802 and $36,847, respectively. The aggregate dollar amount of commissions paid to Hilliard Lyons for the period September 1, 2000 to June 30, 2001 was $9,995. The Trust paid PDI, the Trust's predecessor distributor $0 in commissions for the period July 1, 2000 to August 31, 2000.


RULE 12B-1 FEES


The Trust has adopted a plan under Rule 12b-1 of the 1940 Act (the "Distribution Plan") that allows the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Pursuant to the Distribution Plan, the Fund reimburses Hilliard Lyons at an annual rate of up to 0.60% of the Fund's average daily net assets for distribution expenses actually incurred. The officers and Trustees of the Fund who are affiliated with the Advisor and Hilliard Lyons, as well as the Advisor and Hilliard Lyons, have a direct or indirect financial interest in the Distribution Plan and related Distribution Agreement. The Trustees who are not interested persons of the Trust have no direct or indirect financial interest in the Distribution Plan or related Distribution Agreement.


Rule 12b-1 regulates the manner in which a mutual fund may assume the costs of distributing and promoting the sale of its shares. In unanimously approving the Distribution Plan, the Fund's Board determined that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. Pursuant to the Distribution Plan, Hilliard Lyons may be reimbursed for expenses incurred in connection with any activity primarily intended to result in the sale of the Fund's shares, including without limitation (i) printing and distributing copies of any prospectuses and annual and interim reports of the Fund (after the Fund has prepared and set in type such materials) that are used by Hilliard Lyons or brokers, dealers and other financial intermediaries who may have a selling agreement with Hilliard Lyons (collectively referred to as "Intermediaries") in connection with the offering of the Fund's shares; (ii) preparing, printing or otherwise manufacturing and distributing any other literature or materials of any nature used by Hilliard Lyons and Intermediaries in connection with promoting, distributing or offering the Fund's shares; (iii) advertising, promoting and selling the Fund's shares to broker-dealers, banks and the public; (iv) distribution-related overhead and the provision of information programs and shareholder services intended to enhance the attractiveness of investing in the Fund; (v) incurring initial outlay expenses in connection with compensating Intermediaries for (a) selling the Fund's shares and (b) providing personal services to shareholders and the maintenance of shareholder accounts including paying interest on and incurring other carrying costs on funds borrowed to pay such initial outlays; and (vi) acting as agent for the Fund in connection with implementing the Distribution Plan. If the amount reimbursed is insufficient to pay the expenses of distribution, Hilliard Lyons bears the additional expenses. Any amount of excess distribution expenses incurred by Hilliard Lyons in any quarter for which Hilliard Lyons is not reimbursed can be carried forward from one quarter to the next, but no expenses may be carried over from year to year.


Under its terms, the Distribution Plan remains in effect so long as it is approved at least annually by vote of the Trust's Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan. Hilliard Lyons is obligated to provide the Trustees quarterly reports of amounts expended under the Distribution Plan and the purpose for which the expenditures were made. For the fiscal year ended June 30, 2003, the Fund paid Hilliard Lyons $170,848, under the Distribution Plan, all of which was for compensation to Hilliard Lyons and/or Intermediaries for (a) selling the Fund's shares and (b) providing personal services to shareholders and the maintenance of shareholder accounts including paying interest on and incurring other carrying costs on funds borrowed to pay such initial outlays.

                        ADMINISTRATOR AND FUND ACCOUNTANT


PFPC Inc. ("PFPC"), an affiliate of Hilliard Lyons, is the administrator and Fund accountant for the Fund pursuant to an Administration and Accounting Services Agreement dated July 1, 1999 between the Trust and PFPC. PFPC has agreed to provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; provide accounting and bookkeeping services for the Fund, including the computation of the Fund's net asset value, net income and realized capital gains, if any; and prepare various materials required by any state securities commission having jurisdiction over the Trust. For the fiscal years ended June 30, 2001, June 30, 2002 and June 30, 2003, PFPC received $99,997, $100,000 and $100,811, respectively from the Fund as its compensation for services as Administrator and Fund Accountant. The asset based fee for administrative and accounting services for the Fund is 0.11% of the first $250 million of average daily net assets; 0.085% of the next $250 million of average daily net assets; 0.06% of the next $250 million of average daily net assets; and 0.04% of the average daily net assets in excess of $750 million.


                                    CUSTODIAN

PFPC Trust Company ("PFPC Trust"), an affiliate of Hilliard Lyons, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania, 19153, is the custodian for the Fund pursuant to a Custodian Services Agreement dated July 1, 1999 between the Trust and PFPC Trust. As custodian, PFPC Trust is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold receiving and collecting income from investments and performing other administrative duties, all as directed by authorized persons. PFPC Trust does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Fund. The asset-based fee for custodian services for the Fund is 0.015% of the first $100 million of average daily gross assets; 0.01% of the next $400 million of average daily gross assets; and 0.008% of average daily gross assets over $500 million.

                                 TRANSFER AGENT


PFPC, 760 Moore Road, King of Prussia, PA 19406-1212, is the Fund's transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent pursuant to a Transfer Agency Services Agreement dated July 1, 1999 between the Trust and PFPC. As transfer agent, PFPC provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts. The following account based fees for transfer agency services for the Fund apply; Annual or Semi-Annual Dividend -- $10.00 per account per annum; Quarterly Dividend -- $12.00 per account per annum; Monthly Dividend -- $15.00 per account per annum; Daily Accrual Dividend -- $18.00 per account per annum; and Inactive Account -- $0.30 per account per month. There is a minimum monthly fee of $3,000 (excluding transaction charges and out of pocket expenses).


                                     COUNSEL


Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is legal counsel to the Trust.


                               PORTFOLIO TURNOVER


The Fund does not seek to realize profits by participating in short-term market movements and intends to purchase securities for long-term capital appreciation. However, portfolio turnover is not a limiting factor when the Advisor deems changes appropriate. The Fund's portfolio turnover rate was 40.27% and 60.14% for the fiscal years ended June 30, 2002 and 2003, respectively. Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are all securities with maturities of one year or less when purchased by the Fund.


                             PORTFOLIO TRANSACTIONS

In addition to making the investment decisions of the Fund, the Advisor implements such decisions by arranging the execution of the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable executions of such transactions at the most favorable prices obtainable ("best execution"). The Advisor is authorized to place orders for securities transactions with various broker-dealers, including Hilliard Lyons, subject to the requirements of applicable laws and regulations. Transactions in securities other than those for which a securities exchange is the principal market are generally made with principals or market makers at a negotiated "net" price which usually includes a profit to the dealer. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange, although transactions in the over-the-counter market may be executed on an agency basis if it appears likely that a more favorable overall price can be obtained.


With respect to transactions handled by Hilliard Lyons on a national securities exchange, the commissions must conform to Rule 17e-1 under the 1940 Act, which permits an affiliated person of a registered investment company to receive brokerage commissions from such registered investment company, provided that such commissions are reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Board has adopted "procedures" which provide that commissions paid to Hilliard Lyons may not exceed (i) those which would have been charged by other qualified brokers for comparable customers in similar transactions or (ii) those charged by Hilliard Lyons for comparable customers in similar transactions. Rule 17e-1 requires that the Board, including the Trustees who are not "interested persons" of the Trust or Hilliard Lyons, determine no less frequently than quarterly that all transactions effected pursuant to the Rule 17e-1 during the preceding quarter were effected in compliance with such procedures. Hilliard Lyons is also required to furnish reports and maintain records in connection with such reviews.


The use of Hilliard Lyons as a broker for the Fund is subject to the provisions of Section 11(a) under the Securities Exchange Act of 1934 (the "1934 Act").
Section 11(a)(1)(H) permits an exchange member to execute on that exchange's floor, using its own floor brokers, trades on behalf of its managed accounts, including affiliated investment advisors and investment companies. Members must comply with the following two conditions, set out in Section 11(a)(1)(H), in order to execute these trades lawfully: (1) A member must obtain from the person(s) authorized to transact business for a managed account written authorization permitting the member to effect trades on behalf of the account before doing so (if a customer already has provided a member with an authorization pursuant to Rule 11(a)2-2(T), the member need not obtain another written authorization to meet the Section 11(a)(1)(H) authorization requirement); and (2) at least annually, the member must disclose to the same person(s) the amount of the aggregate compensation the member received in effecting such transactions. Further, members will be required to comply with any rules the SEC may prescribe with respect to the above two express requirements. The SEC has not indicated any such plans to date. The Advisor previously obtained authorization from the Fund pursuant to Rule 11(a)2-2(T) and has disclosed to the Fund the amount of the aggregate compensation Hilliard Lyons received in effecting all such transactions.

When consistent with the objective of obtaining best execution, Fund brokerage may be directed to brokers or dealers, other than Hilliard Lyons, which charge commissions that are higher than might be charged by another qualified broker or dealer and which furnish at no extra charge brokerage and/or research services to the Advisor considered by the Advisor to be useful or desirable in its investment management of the Fund and its other advisory accounts. Such brokerage and research services are of the type described in Section 28(e) of the 1934 Act. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and access to third party publications, computer and electronic equipment and software. Under Section 28(e), the commissions charged by a broker furnishing such brokerage or research services may be greater than that which another qualified broker might charge if the Advisor determines, in good faith, that the amount of such commission is reasonable in relation to the value of brokerage or research services provided by the executing broker, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor or its affiliate to the accounts over which they exercise investment discretion. The Advisor need not place or attempt to place a specific dollar value on such services or on the portion of the commission which reflects such services but is required to keep records sufficient to demonstrate the basis of its determinations.

Investment research obtained by allocations of Fund brokerage is used to augment the internal research and investment strategy capabilities of the Advisor. Research services furnished by brokers through which the Fund effects securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all of its accounts. Such investment information may be useful to one or more of the other accounts of the Advisor and research information received for the commissions of such other accounts may be useful to the Fund as well as such other accounts. There are currently no directed brokerage arrangements in place.


For the fiscal years ended June 30, 2003, 2002 and 2001, the Fund paid $164,996, $24,890 and $11,927, respectively in aggregate brokerage commissions. The Fund did not execute any transactions with Hilliard Lyons during the fiscal year ended June 30, 2003.

                        FEDERAL INCOME TAX CONSIDERATIONS

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE FUND.


Each dividend and capital gain distribution, if any, declared by the Fund on its outstanding shares will be paid on the payment date fixed by the Board in cash or in additional shares of the Fund having an aggregate net asset value as of the record date of such dividend or distribution equal to the cash amount of such dividend or distribution. Dividends and capital gain distributions will normally be reinvested in additional shares of the Fund at net asset value without a sales charge, unless otherwise elected at purchase. A shareholder may change such election at any time prior to the record date for a particular dividend or distribution by written request to your Hilliard Lyons investment broker or Authorized Dealer.

It is the present policy of the Fund to make distributions annually of its net investment income and of its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Investors considering buying shares of the Fund just prior to a dividend or capital gain distribution record date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to such date will receive a distribution that will nevertheless be taxable to them.


The Fund is subject to a nondeductible 4% federal excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains. If necessary to avoid this tax, and if in the best interests of the shareholders, the Trust's Board will, to the extent permitted by the SEC, declare and pay distributions of its net investment income and net realized capital gains more frequently than stated above. To avoid the tax, the Fund must distribute during each calendar year at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is actually paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record as of a specified date in such a month and actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be paid and received on December 31 of the year the distributions are declared, rather than when the distributions are received.

The Fund is qualified and intends to continue to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Code. Qualification as a regulated investment company relieves the Fund of federal income tax on that part of its investment company taxable income (as such term is defined in the Code) and net capital gain (i.e., the Fund's net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers from prior years) which it pays out to its shareholders. To qualify, the Fund must meet certain relatively complex tests relating to the source of its income and the diversification of its assets, and must distribute at least 90% of its investment company taxable income. In addition, the Fund must diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders and, the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2008, for non-corporate shareholders.

Dividends out of investment company taxable income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. A portion of such dividends may qualify for treatment as "qualified dividend income" that is currently subject to reduced rates of federal income taxation available to non-corporate shareholders. In the case of corporate shareholders, all or a portion of such distributions are generally eligible for the 70% dividends-received deduction, subject to proportionate reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than its "gross income" as defined by the Code. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent the corporation's investment in shares of the Fund is financed with indebtedness.

Net capital gain distributed by the Fund to its shareholders as capital gain distributions is taxable to shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held the shares. Such long-term capital gain distributions are not eligible for the dividends-received deduction or for treatment as "qualified dividend income" referred to above. Any dividend or distribution received by a shareholder on shares of the Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, such dividend or distribution, although in effect a return of capital, is subject to applicable income taxation as described above regardless of the length of time the shares may have been held. If a shareholder held shares less than six months and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution. The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value on the reinvestment date.

Federal income taxes may be required to be withheld ("backup withholding") at a 28% rate from taxable dividends, capital gain distributions and redemption proceeds paid to certain shareholders. Backup withholding may be required if a shareholder (1) fails to provide a correct social security number or taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). These certifications should be completed and returned when a shareholder opens an account with a Hilliard Lyons investment broker or Authorized Dealer. All amounts withheld must be promptly paid to the IRS. A shareholder may claim the amount withheld as a credit on the shareholder's federal income tax return.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, such shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss if reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.

Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


The Fund may be subject to state or local taxes in the jurisdiction in which the Fund may be deemed to be doing business. Dividends and distributions declared by the Fund may also be subject to state and local taxes.


Shareholders should consult their tax advisors about the application of the provisions of federal, state and local tax law in light of their particular tax situations.


                             INVESTMENT PERFORMANCE

The Fund may quote certain total return figures from time to time. A "total return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "total return percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "average annual total return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 (adjusting to deduct the maximum sales charge) to the ending redeemable value.

Average Annual Total Return is computed as follows: ERV = P(1+T) to the power of N

Where:     P      =   a hypothetical initial payment of $1,000 (adjusting to
                      deduct the maximum sales charge)
           T      =   average annual total return
           N      =   number of years
           ERV    =   ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning of the period at the end of the period (or fractional portion thereof).

Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of the Fund is a result of conditions in the securities markets, portfolio management and operating expenses. Although investment performance information is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. Of course, past performance is not indicative of future results.



In advertising, sales literature and other publications, the Fund's performance may be quoted in terms of total return or average annual total return, which may be compared with various indices and investments, other performance measures or rankings, or other mutual funds or indices or averages of other mutual funds.

Average Annual Total Return (After Taxes on Distributions) is computed as follows: ATVD = P(1+T) to the power of N

Where:     P      =   a hypothetical initial payment of $1,000 (adjusting to
                      deduct the maximum sales charge)
           T      =   average annual total return (after taxes on distributions)
           N      =   number of years
           ATVD   =   ending value of a hypothetical $1,000 payment made at the
                      beginning of the period at the end of the period (or fractional portion thereof), after taxes on distributions but not after taxes on redemptions.

In calculating average annual total return (after taxes on distributions), the following assumptions will be made: (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by a Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, and (d) all recurring fees charged to all shareholder accounts are included.

Average Annual Total Return (After Taxes on Distributions and Redemption) is computed as follows: ATVDR = P(1+T) to the power of N

Where:     P      =   a hypothetical initial payment of $1,000 (adjusting to
                      deduct the maximum sales charge)
           T      =   average annual total return (after taxes on distributions
                      and redemption)
           N      =   number of years
           ATVDR  =   ending value of a hypothetical $1,000 payment made at the
                      beginning of the period at the end of the period (or fractional portion thereof), after taxes on distributions and redemption.

In calculating average annual total return (after taxes on distributions and redemption), the following assumptions will be made: (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by a Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, (d) all recurring fees charged to all shareholder accounts are included, and (e) capital gains taxes resulting from the redemption are subtracted and the tax benefit from capital losses resulting from the redemption are added.


      AVERAGE ANNUAL TOTAL RETURNS FOR THE FISCAL YEAR ENDED JUNE 30, 2003*

SENBANC FUND                                                1 YEAR  SINCE INCEPTION*
----------------------------------------------------------- ------- -------------------
Return Before Taxes                                         13.26%       14.48%
Return After Taxes on Distributions                         11.99%       13.24%
Return After Taxes on Distributions and Sale of Fund Shares  8.77%       11.46%

* Inception date - July 8, 1999


                                OTHER INFORMATION


The Fund's Prospectus and this SAI omit certain information contained in the Registration Statement, which the Fund has filed with the SEC under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, DC.


                  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trust's independent auditors. The independent auditors audit and report on the Fund's annual financial statements, certain regulatory reports, review of the Trust's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. The Fund's financial statements contained in its annual report dated June 30, 2003, including the report of Deloitte & Touche LLP included therein, is legally considered a part of this SAI.

                 APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS

RATINGS IN GENERAL

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of debt securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weights to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

RATINGS BY MOODY'S

         Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such bonds.

         Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

         A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

         AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C1. This rating is reserved for income bonds on which no interest is being paid.

         D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Notes:

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                          HILLIARD LYONS RESEARCH TRUST
                                    FORM N-1A
                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

                  (a)       (1)      Registrant's Declaration of Trust dated
                                     January 12, 1999, is incorporated herein by reference to Exhibit (a)(1) of Registrant's initial Registration Statement (File No.
                                     333-75851) on Form N-1A filed with the
                                     Securities and Exchange Commission ("SEC") via EDGAR on April 7, 1999.

                            (2) Registrant's Amendment to Declaration of Trust dated May 4, 1999, is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement (File No. 333-75851) on Form N-1A filed with the SEC via EDGAR on June 18, 1999.

                  (b)       (1)      Registrant's By-Laws dated January 12,
                                     1999, are incorporated herein by reference to Exhibit (b)(1) of Registrant's initial
                                     Registration Statement (File No. 333-75851) on Form N-1A filed with the SEC via EDGAR on April 7, 1999.

                            (2) Registrant's Amended By-Laws dated May 4, 1999, are incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 1 to Registrant's Registration Statement (File No. 333-75851) on Form N-1A filed with the SEC via EDGAR on October 26, 2000.

                  (c)                None.

                  (d) Investment Advisory Agreement dated July 1, 1999 between the Registrant and Hilliard Lyons Research Advisors (the "Advisor"), a division of J.J.B. Hilliard, W.L. Lyons, Inc., is incorporated herein by reference to Exhibit (d) of Pre-Effective Amendment No. 1 to Registration Statement (File No. 333-75851) on Form N-1A filed with the SEC via EDGAR on June 18, 1999.

                  (e) Distribution Agreement between the Registrant and J.J.B. Hilliard, W.L. Lyons, Inc. (the "Distributor") dated September 1, 2000 is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No.1 to Registrant's Registration Statement (File No. 333-75851) on Form N-1A filed with the SEC via EDGAR on October 26, 2000.

                  (f)                None.

                  (g)                Custodian Services Agreement between the
                                     Registrant and PFPC

                                     Trust Company dated July 1, 1999 is
                                     incorporated herein by reference to
                                     Exhibit (g) to Pre-Effective
                                     Amendment No. 1 to Registrant's
                                     Registration Statement (File No.
                                     333-75851) on Form N-1A filed with
                                     the SEC on June 18, 1999.

                  (h)       (1)      Transfer Agency Services Agreement
                                     between the Registrant and PFPC Inc. (the
                                     "Transfer Agent") dated July 1, 1999 is
                                     incorporated herein by reference to Exhibit
                                     (h)(1) to Pre-Effective Amendment No. 1 to
                                     Registrant's Registration Statement (File
                                     No. 333-75851) on Form N-1A filed with the SEC via EDGAR on June 18, 1999.

                            (2) Administration and Accounting Services Agreement between the Registrant and PFPC Inc. dated July 1, 1999 is incorporated herein by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement (File No. 333-75851) on Form N-1A filed with the SEC via EDGAR on June 18, 1999.

                  (i)                Opinion of Counsel is filed herewith.

                  (j) Consent of Independent Auditors is filed herewith.

                  (k)                None.

                  (l) Subscription Agreement with initial stockholder dated May 20,1999 is incorporated herein by reference to Exhibit
                                     (l) to Pre-Effective Amendment No. 1 to
                                     Registrant's Registration Statement (File
                                     No. 333-75851) on Form N-1A filed with the SEC via EDGAR on June 18,1999.

                  (m) Amended and Restated Distribution Plan pursuant to Rule 12b-1 dated September 20, 2000 is incorporated herein by reference to Exhibit (m) to Post-Effective Amendment No.1 to Registrant's Registration Statement (File No. 333-75851) on Form N-1A filed with the SEC via EDGAR on October 25, 2000.

                  (n)                None.

                  (p) Code of Ethics of the Registrant, the Advisor and the Distributor dated February 7, 2000 is incorporated herein by reference to Exhibit (p) to Post-Effective Amendment No. 1 to Registrant's Registration Statement (File No. 333-75851) on Form N-1A filed with the SEC via EDGAR on October 25, 2000.

                  (q)       (1)      Powers of Attorney dated June 1, 1999
                                     is incorporated herein by reference to
                                     Exhibit (q)(1) to Post-Effective Amendment
                                     No. 2 to Registrant's Registration
                                     Statement (File No. 333-75851) on Form N-1A filed with the SEC via EDGAR on October 19, 2001.

                            (2) Power of Attorney of John Russell Ray, Jr. dated October 13, 2003 is filed herewith.

ITEM 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

               Inapplicable.

ITEM 25.       INDEMNIFICATION.

               Article V of Registrant's Declaration of Trust, filed previously with the Registrant's Registration Statement dated April 7, 1999 and incorporated herein by reference, provides for the indemnification of Registrant's Trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

ITEM 26.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

               During the last two fiscal years, no director or officer of the Fund's Investment Advisor, a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard"), has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.











               Set forth below is a list, as of September 30, 2003, of all officers (at the Executive Vice President level and above) of the Advisor and the name and business address of the company (if any), other than the Advisor and its affiliates, with which each such individual has been connected for the Registrant's last two fiscal years, as well as the capacity in which such individual was connected:



                                                            OTHER BUSINESS,
NAME AND PRINCIPAL               POSITION WITH              PROFESSION, VOCATION
BUSINESS ADDRESS                 THE ADVISOR                OR EMPLOYMENT
----------------                 -------------              --------------------

James M. Rogers                  Executive Vice President,        None
Hilliard Lyons Center            Chief Operating Officer
501 South Fourth Street          and Director
Louisville, KY  40202

                                                                PROFESSION,
NAME AND PRINCIPAL               POSITION WITH                  VOCATION  OR
BUSINESS ADDRESS                 THE ADVISOR                    EMPLOYMENT
----------------                 -------------                  -------------

James R. Allen                   President and Director         None
Hilliard Lyons Center
501 South Fourth Street
Louisville, KY  40202

James W. Stuckert                Chairman and Chief Executive   Royal Gold, Inc.
Hilliard Lyons Center            Officer                        (Director)
501 South Fourth Street                                         1600 Wynkoop
Louisville, KY  40202                                           Street, Suite
                                                                1000
                                                                Denver,
                                                                Colorado 80202

Paul J. Moretti                  Executive Vice President and   None
Hilliard Lyons Center            Chief Financial Officer
501 South Fourth Street
Louisville, KY  40202

William S. Dernchak              Director
One PNC Plaza
Pittsburgh, PA  15222

Joseph C. Guyaux                 Director, President - PNC
One PNC Plaza                    Financial Services Group, Inc.
Pittsburgh, PA  15222

Joan L. Gulley                   Director, Chief Executive
One PNC Plaza                    Officer - PNC Advisors
Pittsburgh, PA  15222

John R. Bugh                     Executive Vice President and
Hilliard Lyons Center            Director of Branch
501 South Fourth Street          Administration
Louisville, KY  40202

Carmella R. Miller               Executive Vice President,      None
Hilliard Lyons Center            Chief Administrative Officer
501 South Fourth Street          and Director
Louisville, KY  40202

Michael N. Harreld               Director, Regional President - None
500 West Jefferson St.           PNC Financial Services Group,
Louisville, KY  40202            Inc.


ITEM 27. PRINCIPAL UNDERWRITERS.

(a) J.J.B. Hilliard, W.L. Lyons, Inc. is Registrant's principal underwriter. J.J.B. Hilliard, W.L. Lyons, Inc. also serves as principal underwriter for the following registered investment companies:

     o Hilliard Lyons Growth Fund, Inc.
     o Hilliard-Lyons Government Fund, Inc.

(b) Set forth below is certain information pertaining to the directors and officers (at the Executive Vice President level and above) of J.J.B. Hilliard, W.L. Lyons, Inc., the Registrant's principal underwriter:

NAME AND PRINCIPAL BUSINESS                                        POSITION WITH
ADDRESS                          POSITION WITH UNDERWRITER           REGISTRANT
---------------------------      -------------------------         -------------
James M. Rogers                  Executive Vice President, Chief     President
Hilliard Lyons Center            Operating Officer and Director
501 South Fourth Street
Louisville, KY  40202

James R. Allen                   President and Director              None
Hilliard Lyons Center
501 South Fourth Street
Louisville, KY  40202

James W. Stuckert                Chief Executive Officer,            Chairman of
Hilliard Lyons Center            Chairman                            the Board
501 South Fourth Street                                              of Trustees
Louisville, KY  40202

Paul J. Moretti                  Executive Vice President and        None
Hilliard Lyons Center            Chief Financial Officer
501 South Fourth Street
Louisville, KY  40202

William S. Dernchak              Director
One PNC Plaza
Pittsburgh, PA  15222

Joan L. Gulley                   Director, Chief Executive Officer
One PNC Plaza                    - PNC Advisors
Pittsburgh, PA  15222

Joseph C. Guyaux                 Director, President - PNC
One PNC Plaza                    Financial Services Group, Inc.
Pittsburgh, PA  15222

NAME AND PRINCIPAL BUSINESS                                        POSITION WITH
ADDRESS                          POSITION WITH UNDERWRITER           REGISTRANT
---------------------------      -------------------------         -------------
John R. Bugh                     Executive Vice President and
Hilliard Lyons Center            Director of Branch Administration
501 South Fourth Street
Louisville, KY  40202

Carmella R. Miller               Executive Vice President, Chief     None
Hilliard Lyons Center            Administrative Officer and
501 South Fourth Street          Director
Louisville, KY  40202

Michael N. Harreld               Director, Regional President -      None
500 West Jefferson St.           PNC Financial Services Group, Inc.
Louisville, KY  40202


(c) Not applicable.

ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS.

                  All accounts, books and other documents are maintained (i) at the offices of the Registrant, Hilliard Lyons Center, 501 South 4th Street, Louisville, KY 40202, (ii) at the offices of the Registrant's investment advisor and distributor, each at Hilliard Lyons Center, 501 South 4th Street, Louisville, KY 40202, (iii) at the offices of the Registrant's custodian, PFPC Trust Company, The Eastwick Center, 8800 Tinicum Blvd., 5th Floor, Philadelphia, PA 19153, (iv) at the offices of the Registrant's administrator and fund accountant, PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809, or (v) at the offices of the Registrant's transfer agent, PFPC Inc., 760 Moore Road, King of Prussia, PA 19406.

ITEM 29.          MANAGEMENT SERVICES.

                  Not applicable.

ITEM 30.          UNDERTAKINGS.

                  Not applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement under Rule 485
(b) under the Securities Act of 1933 and the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Louisville, state of Kentucky, on the 28th day of October, 2003.

                                         HILLIARD LYONS RESEARCH TRUST


                                         By:  /s/  James M. Rogers
                                         ---------------------------------------
                                         James M. Rogers
                                         President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/  James W. Stuckert             Trustee,
----------------------------       Chairman of the Board       October 28, 2003
James W. Stuckert*

/s/  Robert L. Decker              Trustee                     October 28, 2003
----------------------------
Robert L. Decker*

/s/  W. Patrick Mulloy             Trustee                     October 28, 2003
----------------------------
W. Patrick Mulloy*

/s/  John Russell Ray, Jr.         Trustee                     October 28, 2003
----------------------------
John Russell Ray, Jr.*

/s/  James M. Rogers               President
----------------------------       (Chief Executive Officer)   October 28, 2003
James M. Rogers

/s/  Pat A. Colletti               Treasurer                   October 28, 2003
----------------------------       (Chief Financial Officer)
Pat A. Colletti

*By:  /s/  James M. Rogers         Attorney-in-Fact,           October 28, 2003
----------------------------       pursuant to Power of
James M. Rogers                    Attorney